JANUARY 2002 AMENDMENT TO FRANCHISE AGREEMENT

       This   January  2002  Amendment  to  Franchise   Agreement

("Amendment") is entered into this 30th day of January,  2002  by and  between  Ryan's  Properties, Inc., a  Delaware  Corporation,

hereinafter referred to as "Ryan's", and Family Steak  Houses  of

Florida, Inc., a Florida Corporation, hereinafter referred to  as

"FSH".

                           WITNESSETH:

      WHEREAS,  Ryan's  and  FSH  are  parties  to  that  certain

Franchise  Agreement  dated the 16th day of September,  1987,  as amended to date (the "Franchise Agreement"); and

      WHEREAS, Ryan's and FSH desire to amend Paragraphs  XI  and

XXIII of the Franchise Agreement, as set forth below.

      WHEREAS,  Ryan's is designated as "FRANCHISOR" and  FSH  is designated as "FRANCHISEE" in the Franchise Agreement;

      THEREFORE, for and in consideration of the mutual covenants contained herein, Ryan's and FSH do hereby agree as follows:

      1.    Subparagraph  A.1 of Paragraph XI  of  the  Franchise

Agreement  is  hereby  replaced in  full  by  the  following  new subparagraph A.1 of Paragraph XI:

          "FRANCHISEE shall submit to FRANCHISOR, on  a
          form   approved  by  FRANCHISOR,  a   correct
          statement  of  gross receipts  signed  by  an
          appropriate officer of FRANCHISEE,  no  later
          than  the  twelfth (12th) calendar day  after
          each  fiscal month end.  Also, no later  than
          such  twelfth (12th) calendar day after  each
          fiscal  month  end, FRANCHISEE shall  pay  to
          FRANCHISOR   the  Continuing   Services   and
          Royalty  Fee  payment  based  on  the   gross
          receipts   reported  in  the   statement   so
          submitted.   Said payment shall be  deposited
          by  FRANCHISEE into a bank account  in  Duval
          County,   Florida  convenient  to  FRANCHISEE
          designated by FRANCHISOR. FRANCHISEE will make available for reasonable inspection at reasonable times by FRANCHISOR, all original books and records that FRANCHISOR may deem necessary to ascertain gross receipts."

      2.    Paragraph XXIII of the Franchise Agreement is  hereby

replaced in full by the following new Paragraph XXIII:

          "NOTICES.

               A.    Whenever notice is required by the
          provisions of this Agreement to be  given  to
          the  FRANCHISOR,  such  notice  shall  be  in
          writing   addressed  to  the  FRANCHISOR   as
          follows:

                    Ryan's Properties, Inc.
                    300 Delaware Ave., Suite 900
                    Wilmington, DE 19801

          or at such other address as FRANCHISOR shall notify FRANCHISEE in writing; and a copy of such notice given to:

                    James M. Shoemaker, Jr.
                    Wyche, Burgess, Freeman & Parham, P.A.
                    44 East Camperdown Way (29601)
                    Post Office Box 728
                    Greenville, SC 29602

               B.    Whenever notice is required by the
          provisions of this Agreement to be  given  to
          the  FRANCHISEE,  such  notice  shall  be  in
          writing   addressed  to  the  FRANCHISEE   as
          follows:

                    Family Steak Houses of Florida, Inc.
                    2113 Florida Blvd, Suite A
                    Neptune Beach, FL 32223

          or at such other address as FRANCHISEE shall notify FRANCHISOR in writing; and a copy of such notice given to:

                    Halcyon E. Skinner
                    McGuire Woods, LLP
                    Bank of America Tower
                    50 North Laura St., Suite 3300
                    Jacksonville, FL 32202

               C.   Any notice shall be deemed given on the date of receipt if
          (1) personally given to an Officer of the recipient or (2) sent by commercially recognized overnight delivery service.

               D.   Unless earlier received, any notice
          shall be deemed given five calendar days after being deposited in the U.S. Mail, postage prepaid, if (1) sent by certified or registered mail, return receipt requested, or
          (2) sent by first class mail.

      3.    Except  as  amended by this Amendment, the  Franchise

Agreement shall remain in full force and effect.

      IN  WITNESS  WHEREOF,  Ryan's and FSH  have  executed  this

January 2002 Amendment as of the date first set forth above.

FRANCHISOR:

RYAN'S PROPERTIES, INC.
a Delaware Corporation


By:
Name: Charles D. Way
Title: President


FRANCHISEE:

FAMILY STEAK HOUSES OF FLORIDA, INC.
a Florida corporation


By:
 (Name:                       )
 (Title:                           )


Attest:____________________________
 (Name:
                                                       )
 (Title:                                                    )